FIRST AMENDMENT TO AMENDED AND RESTATED SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN

THE T. ROWE PRICE FUNDS LISTED ON SCHEDULE B

AND

STATE STREET BANK AND TRUST COMPANY

 This First Amendment (this “Amendment”) dated as of January 22, 2013 is between each
T. Rowe Price Fund listed on Schedule B, on behalf of itself or, where noted on Schedule B, on behalf of its series, severally and not jointly (each, a “Fund” and collectively, the “Funds”), and State Street Bank and Trust Company, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”).

 Reference is made to the Amended and Restated Securities Lending Authorization Agreement dated January 30, 2012, between the Funds listed on Schedule B thereto, and
State Street (the “Agreement”).

 WHEREAS, the Funds and State Street both desire to amend the Funds listed on Schedule B.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendment. Schedule B (Schedule of Funds) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached to this Amendment.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the legal right, power and authority to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; and (c) this Amendment constitutes a legal, valid, and binding obligation enforceable against it.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

6. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this First Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

Each Fund on behalf of itself or its Series (or multiple Series) listed on Schedule B, severally and not jointly

By: /s/Gregory Hinkle

Name: Gregory Hinkle

Title: The Treasurer and authorized representative of each fund.

STATE STREET BANK AND TRUST COMPANY By: /s/Gino L. Timperio Name: Gino L. Timperio Title: Senior Managing Director

Schedule B

This Schedule is attached to and made part of the Amended and Restated Securities Lending Authorization Agreement dated the 30th of January 2012 between each T. Rowe Price fund listed on Schedule B, ON BEHALF OF ITS SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (each a "Fund" and collectively, the “Funds”), and STATE STREET BANK AND TRUST COMPANY, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”), as amended.

Pursuant to the investment instruction set forth on Schedule A to the Securities Lending Authorization Agreement, each respective Fund listed below hereby instructs State Street to invest all of its cash collateral in the T. Rowe Price Cash Collateral Investment Fund listed in the Column titled “Instructions for Investment of Collateral”

The following are the funds designated as T. Rowe Price Cash Collateral Investment Funds:

1. T. Rowe Price Reserve Investment Funds, Inc. Government Reserve Investment Fund

2. T. Rowe Price Reserve Investment Funds, Inc. Reserve Investment Fund

The notation “GRS” in the Column titled “Instructions for Investment of Collateral” is a direction by such Fund to invest cash collateral in the T. Rowe Price Government Reserve Investment Fund.

The notation “RES” ” in the Column titled “Instructions for Investment of Collateral” is a direction by such Fund to invest cash collateral in the T. Rowe Price Reserve Investment Fund

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Regular Lending or Special Trades Only for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
Balanced Fund	7047	Regular	RES	52-1725684	Maryland
Blue Chip Growth Fund	70A6	Regular	RES	52-1827505	Maryland
T. Rowe Price Equity Series, Inc., acting on behalf of its series: Blue Chip Growth Portfolio	70J6	Regular	RES	52-2294521	Maryland
Capital Appreciation Fund	7025	Special	RES	52-1465786	Massachusetts
Capital Opportunity Fund	70E1	Special	RES	52-1905304	Maryland
Corporate Income Fund	70E6	Special	RES	52-1948055	Maryland
Diversified Mid-Cap Growth Fund	70Q7	Regular	RES	42-1615933	Maryland
Diversified Small-Cap Growth Fund	70D4	Regular	RES	52-2044216	Maryland
Dividend Growth Fund	7081	Regular	RES	52-1805594	Maryland
Equity Income Fund	7019	Special	RES	52-1424600	Massachusetts

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Regular Lending or Special Trades Only for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Equity Series, Inc., acting on behalf of its series: Equity Income Portfolio	70D1	Special	RES	52-1870104	Maryland
T. Rowe Price Index Trusts, Inc., acting on behalf of its series: Equity Index 500 Fund	7041	Regular	RES	52-1674104	Maryland
T. Rowe Price Equity Series, Inc., acting on behalf of its series: Equity Index 500 Portfolio	70J7	Regular	RES	52-2294520	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series: Extended Equity Market Index Fund	70G8	Regular	RES	52-2077753	Maryland
Financial Services Fund	70F7	Regular	RES	52-2024849	Maryland
Global Technology Fund	70I2	Special	RES	52-2279218	Maryland
Growth & Income Fund	7010	Regular	RES	52-1268241	Maryland
Growth Stock Fund	7004	Special	RES	52-0655816	Maryland
Health Sciences Fund	70F1	Special	RES	52-1952906	Maryland
T. Rowe Price Equity Series, Inc., acting on behalf of its series: Health Sciences Portfolio	70J5	Special	RES	52-2294522	Maryland
High Yield Fund	7016	Special	RES	52-1371712	Maryland
Inflation Focused Bond Fund	70U8	Special	RES	51-0593985	Maryland
Inflation Protected Bond Fund	70N5	Special	RES	13-4212528	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series: Institutional Core Plus Fund	70R8	Special	RES	59-3787606	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Regular Lending or Special Trades Only for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series: Institutional Floating Rate Fund	70W0	Special	RES	26-1633091	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series: Institutional High Yield Fund	70J2	Special	RES	52-2273336	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series: Institutional Large-Cap Core Growth Fund	70N7	Regular	RES	54-2127292	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series: Institutional Large-Cap Growth Fund	70K2	Regular	RES	26-0012517	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series: Institutional Large-Cap Value Fund	70H6	Regular	RES	52-2225944	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series: Institutional Mid-Cap Equity Growth Fund	70F5	Special	RES	52-1977811	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series: Institutional Small-Cap Stock Fund	70H5	Special	RES	52-2225947	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series: Institutional US Structured Research Fund	70V7	Special	RES	26-1208724	Maryland
T. Rowe Price Fixed Income Series, Inc., acting on behalf of its series: Limited-Term Bond Portfolio	70D4	Special	RES	52-1874858	Maryland
Media & Telecommunications Fund	70A9	Special	RES	52-1840883	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Regular Lending or Special Trades Only for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
Mid-Cap Growth Fund	7057	Special	RES	52-1784828	Maryland
T. Rowe Price Equity Series, Inc., acting on behalf of its series: Mid-Cap Growth Portfolio	70F9	Special	RES	52-2004815	Maryland
Mid-Cap Value Fund	70F3	Special	RES	52-1977812	Maryland
New America Growth Fund	7018	Special	RES	52-1416752	Massachusetts
T. Rowe Price Equity Series, Inc., acting on behalf of its series: New America Growth Portfolio	70D2	Special	RES	52-1870105	Maryland
New Era Fund	7002	Special	RES	52-0888555	Maryland
New Horizons Fund	7001	Special	RES	52-0791372	Maryland
New Income Fund	7003	Regular	RES	52-0980581	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series: Personal Strategy Balanced Fund	70D7	Regular	RES	52-1877339	Maryland
T. Rowe Price Equity Series, Inc., acting on behalf of its series: Personal Strategy Balanced Portfolio	70E0	Regular	RES	52-1911314	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series: Personal Strategy Growth Fund	70D8	Regular	RES	52-1877335	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series: Personal Strategy Income Fund	70D6	Regular	RES	52-1877338	Maryland
Real Assets Fund	70AP	Special	RES	27-2494763	Maryland
Real Estate Fund	70G7	Special	RES	52-2070587	Maryland
Science & Technology Fund	7030	Special	RES	52-1533832	Maryland
Short-Term Bond Fund	7013	Special	RES	52-1332477	Maryland
Small-Cap Stock Fund	7031	Special	RES	23-1622210	Maryland
Small-Cap Value Fund	7032	Special	RES	52-1575325	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Regular Lending or Special Trades Only for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
Strategic Income Fund	70AF	Special	RES	26-3635029	Maryland
T. Rowe Price Tax-Efficient Funds, Inc., acting on behalf of its series: Tax-Efficient Equity Fund	70J4	Regular	RES	52-2294523	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series: Total Equity Market Index Fund	70G9	Regular	RES	52-2077756	Maryland
US Enhanced Bond Index Fund	70J1	Regular	RES	52-2273334	Maryland
US Large Cap Core Fund	70AH	Special	RES	26-4824802	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series: US Treasury Intermediate Fund	7036	Special	RES	52-1645712	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series: US Treasury Long-Term Fund	7037	Special	RES	52-1645711	Maryland
Value Fund	70D9	Regular	RES	52-1892646	Maryland
T. Rowe Price Credit Opportunities Fund, Inc.	70E9	Special	RES	46-4901684	Maryland
T. Rowe Price Global Allocation Fund, Inc.	70DX	Special	RES	46-2412333	Maryland
T. Rowe Price Global Industrials Fund	70E7	Special	RES	46-3561136	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series: T. Rowe Price Institutional Credit Opportunities Fund	70FA	Special	RES	46-5105822	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series: T. Rowe Price Institutional Global Multi-Sector Bond Fund	70E8	Special	RES	46-3548908	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series: T. Rowe Price Institutional Long Duration Credit Fund	70DW	Special	RES	46-2495752	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Regular Lending or Special Trades Only for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price International Funds, Inc., acting on behalf of its series: T. Rowe Price Asia Opportunities Fund	70FB	Special	RES	46-5119145	Maryland

SECOND AMENDMENT TO AMENDED AND RESTATED

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN

THE T. ROWE PRICE FUNDS LISTED ON SCHEDULE B

AND

STATE STREET BANK AND TRUST COMPANY

 This Second Amendment (this “Amendment”) dated as of September 24, 2014 is between each T. Rowe Price Fund listed on Schedule B, on behalf of itself or, where noted on Schedule B, on behalf of its series, severally and not jointly (each, a “Fund” and collectively, the “Funds”), and State Street Bank and Trust Company, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”).

 Reference is made to the Amended and Restated Securities Lending Authorization Agreement dated January 30, 2012, as amended to date, between the Funds listed on Schedule B thereto, and State Street (the “Agreement”).

 WHEREAS, the Funds and State Street both desire to amend the Funds listed on Schedule B.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendment. Schedule B (Schedule of Funds) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached to this Amendment.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the legal right, power and authority to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; and (c) this Amendment constitutes a legal, valid, and binding obligation enforceable against it.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

6. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Second Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

Each Fund on behalf of itself or its Series (or multiple Series) listed on Schedule B, severally and not jointly

By: /s/Gregory K. Hinkle

Name: Gregory K. Hinkle

Title: The Treasurer and authorized

representative of each fund

STATE STREET BANK AND TRUST COMPANY By: /s/Gina L. Timperio Name: Gina L. Timperio Title: Senior Managing Director

Schedule B

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Balanced Fund, Inc.	7047	REI	52-1725684	Maryland
T. Rowe Price Blue Chip Growth Fund, Inc.	70A6	REI	52-1827505	Maryland
T. Rowe Price Capital Appreciation Fund	7025	REI	52-1465786	Massachusetts
T. Rowe Price Capital Opportunity Fund, Inc.	70E1	REI	52-1905304	Maryland
T. Rowe Price Corporate Income Fund, Inc.	70E6	REI	52-1948055	Maryland
T. Rowe Price Credit Opportunities Fund, Inc.	70E9	REI	46-4901684	Maryland
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	70Q7	REI	42-1615933	Maryland
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	70G4	REI	52-2044216	Maryland
T. Rowe Price Dividend Growth Fund, Inc.	7081	REI	52-1805594	Maryland
T. Rowe Price Equity Income Fund	7019	REI	52-1424600	Massachusetts
T. Rowe Price Equity Series, Inc., acting on behalf of its series:
T. Rowe Price Blue Chip Growth Portfolio	70J6	REI	52-2294521	Maryland
T. Rowe Price Equity Income Portfolio	70D1	REI	52-1870104	Maryland
T. Rowe Price Equity Index 500 Portfolio	70J7	REI	52-2294520	Maryland
T. Rowe Price Health Sciences Portfolio	70J5	REI	52-2294522	Maryland
T. Rowe Price Mid-Cap Growth Portfolio	70F9	REI	52-2004815	Maryland
T. Rowe Price New America Growth Portfolio	70D2	REI	52-1870105	Maryland
T. Rowe Price Personal Strategy Balanced Portfolio	70E0	REI	52-1911314	Maryland
T. Rowe Price Financial Services Fund, Inc.	70F7	REI	52-2024849	Maryland
T. Rowe Price Fixed Income Series, Inc., acting on behalf of its series:
T. Rowe Price Limited-Term Bond Portfolio	70D4	REI	52-1874858	Maryland
T. Rowe Price Floating Rate Fund, Inc.	70BE	REI	36-4702048	Maryland
T. Rowe Price Global Allocation Fund, Inc.	70DX	REI	46-2412333	Maryland
T. Rowe Price Global Technology Fund, Inc.	70I2	REI	52-2279218	Maryland
T. Rowe Price GNMA Fund	7020	REI	52-1426953	Massachusetts
T. Rowe Price Growth & Income Fund, Inc.	7010	REI	52-1268241	Maryland
T. Rowe Price Growth Stock Fund, Inc.	7004	REI	52-0655816	Maryland
T. Rowe Price Health Sciences Fund, Inc.	70F1	REI	52-1952906	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price High Yield Fund, Inc.	7016	REI	52-1371712	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series:
T. Rowe Price Equity Index 500 Fund	7041	REI	52-1674104	Maryland
T. Rowe Price Extended Equity Market Index Fund	70G8	REI	52-2077753	Maryland
T. Rowe Price Total Equity Market Index Fund	70G9	REI	52-2077756	Maryland
T. Rowe Price Inflation Focused Bond Fund, Inc.	70U8	REI	51-0593985	Maryland
T. Rowe Price Inflation Protected Bond Fund, Inc.	70N5	REI	13-4212528	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Large-Cap Core Growth Fund	70N7	REI	54-2127292	Maryland
T. Rowe Price Institutional Large-Cap Growth Fund	70K2	REI	26-0012517	Maryland
T. Rowe Price Institutional Large-Cap Value Fund	70H6	REI	52-2225944	Maryland
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	70F5	REI	52-1977811	Maryland
T. Rowe Price Institutional Small-Cap Stock Fund	70H5	REI	52-2225947	Maryland
T. Rowe Price Institutional U.S. Structured Research Fund	70V7	REI	26-1208724	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Core Plus Fund	70R8	REI	59-3787606	Maryland
T. Rowe Price Institutional Credit Opportunities Fund	70FA	REI	46-5105822	Maryland
T. Rowe Price Institutional Floating Rate Fund	70W0	REI	26-1633091	Maryland
T. Rowe Price Institutional Global Multi-Sector Bond Fund	70E8	REI	46-3548908	Maryland
T. Rowe Price Institutional High Yield Fund	70J2	REI	52-2273336	Maryland
T. Rowe Price Institutional Long Duration Credit Fund	70DW	REI	46-2495752	Maryland
T. Rowe Price Media & Telecommunications Fund, Inc.	70A9	REI	52-1840883	Maryland
T. Rowe Price Mid-Cap Growth Fund, Inc.	7057	REI	52-1784828	Maryland
T. Rowe Price Mid-Cap Value Fund, Inc.	70F3	REI	52-1977812	Maryland
T. Rowe Price New America Growth Fund	7018	REI	52-1416752	Massachusetts
T. Rowe Price New Era Fund, Inc.	7002	REI	52-0888555	Maryland
T. Rowe Price New Horizons Fund, Inc.	7001	REI	52-0791372	Maryland
T. Rowe Price New Income Fund, Inc.	7003	REI	52-0980581	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series:
T. Rowe Price Personal Strategy Balanced Fund	70D7	REI	52-1877339	Maryland
T. Rowe Price Personal Strategy Growth Fund	70D8	REI	52-1877335	Maryland
T. Rowe Price Personal Strategy Income Fund	70D6	REI	52-1877338	Maryland
T. Rowe Price Real Assets Fund, Inc.	70AP	REI	27-2494763	Maryland
T. Rowe Price Real Estate Fund, Inc.	70G7	REI	52-2070587	Maryland
T. Rowe Price Science & Technology Fund, Inc.	7030	REI	52-1533832	Maryland
T. Rowe Price Short-Term Bond Fund, Inc., acting on behalf of its series:	7013	REI	52-1332477	Maryland
T. Rowe Price Ultra Short-Term Bond Fund	70DH	REI	46-1176624	Maryland
T. Rowe Price Small-Cap Stock Fund, Inc.	7031	REI	23-1622210	Maryland
T. Rowe Price Small-Cap Value Fund, Inc.	7032	REI	52-1575325	Maryland
T. Rowe Price Strategic Income Fund, Inc.	70AF	REI	26-3635029	Maryland
T. Rowe Price Tax-Efficient Funds, Inc., acting on behalf of its series:
T. Rowe Price Tax-Efficient Equity Fund	70J4	REI	52-2294523	Maryland
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	70J1	REI	52-2273334	Maryland
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	70AH	REI	26-4824802	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series:
U.S. Treasury Intermediate Fund	7036	REI	52-1645712	Maryland
U.S. Treasury Long-Term Fund	7037	REI	52-1645711	Maryland
T. Rowe Price Value Fund, Inc.	70D9	REI	52-1892646	Maryland

THIRD AMENDMENT TO AMENDED AND RESTATED

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN

THE T. ROWE PRICE FUNDS LISTED ON SCHEDULE B

AND

STATE STREET BANK AND TRUST COMPANY

 This Third Amendment (this “Amendment”) dated as of January 30, 2015 is between each T. Rowe Price Fund listed on Schedule B, on behalf of itself or, where noted on Schedule B, on behalf of its series, severally and not jointly (each, a “Fund” and collectively, the “Funds”), and State Street Bank and Trust Company, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”).

 Reference is made to the Amended and Restated Securities Lending Authorization Agreement dated January 30, 2012, as amended to date, between the Funds listed on Schedule B thereto, and State Street (the “Agreement”).

 WHEREAS, the Funds and State Street both desire to amend the Funds listed on Schedule B.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendment. Schedule B (Schedule of Funds) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached to this Amendment.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the legal right, power and authority to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; and (c) this Amendment constitutes a legal, valid, and binding obligation enforceable against it.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

6. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Third Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

Each Fund on behalf of itself or its Series (or multiple Series) listed on Schedule B, severally and not jointly

By: /s/ Gregory K. Hinkle

Name: Gregory K. Hinkle

Title: The Treasurer and authorized

representative of each fund

STATE STREET BANK AND TRUST COMPANY By: /s/Gino L. Timperio Name: Gino L. Timperio Title: Senior Managing Director

Schedule B

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Balanced Fund, Inc.	7047	REI	52-1725684	Maryland
T. Rowe Price Blue Chip Growth Fund, Inc.	70A6	REI	52-1827505	Maryland
T. Rowe Price Capital Appreciation Fund	7025	REI	52-1465786	Massachusetts
T. Rowe Price Capital Opportunity Fund, Inc.	70E1	REI	52-1905304	Maryland
T. Rowe Price Corporate Income Fund, Inc.	70E6	REI	52-1948055	Maryland
T. Rowe Price Credit Opportunities Fund, Inc.	70E9	REI	46-4901684	Maryland
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	70Q7	REI	42-1615933	Maryland
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	70G4	REI	52-2044216	Maryland
T. Rowe Price Dividend Growth Fund, Inc.	7081	REI	52-1805594	Maryland
T. Rowe Price Equity Income Fund	7019	REI	52-1424600	Massachusetts
T. Rowe Price Equity Series, Inc., acting on behalf of its series:
T. Rowe Price Blue Chip Growth Portfolio	70J6	REI	52-2294521	Maryland
T. Rowe Price Equity Income Portfolio	70D1	REI	52-1870104	Maryland
T. Rowe Price Equity Index 500 Portfolio	70J7	REI	52-2294520	Maryland
T. Rowe Price Health Sciences Portfolio	70J5	REI	52-2294522	Maryland
T. Rowe Price Mid-Cap Growth Portfolio	70F9	REI	52-2004815	Maryland
T. Rowe Price New America Growth Portfolio	70D2	REI	52-1870105	Maryland
T. Rowe Price Personal Strategy Balanced Portfolio	70E0	REI	52-1911314	Maryland
T. Rowe Price Financial Services Fund, Inc.	70F7	REI	52-2024849	Maryland
T. Rowe Price Fixed Income Series, Inc., acting on behalf of its series:
T. Rowe Price Limited-Term Bond Portfolio	70D4	REI	52-1874858	Maryland
T. Rowe Price Floating Rate Fund, Inc.	70BE	REI	36-4702048	Maryland
T. Rowe Price Global Allocation Fund, Inc.	70DX	REI	46-2412333	Maryland
T. Rowe Price Global Technology Fund, Inc.	70I2	REI	52-2279218	Maryland
T. Rowe Price GNMA Fund	7020	REI	52-1426953	Massachusetts
T. Rowe Price Growth & Income Fund, Inc.	7010	REI	52-1268241	Maryland
T. Rowe Price Growth Stock Fund, Inc.	7004	REI	52-0655816	Maryland
T. Rowe Price Health Sciences Fund, Inc.	70F1	REI	52-1952906	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price High Yield Fund, Inc.	7016	REI	52-1371712	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series:
T. Rowe Price Equity Index 500 Fund	7041	REI	52-1674104	Maryland
T. Rowe Price Extended Equity Market Index Fund	70G8	REI	52-2077753	Maryland
T. Rowe Price Total Equity Market Index Fund	70G9	REI	52-2077756	Maryland
T. Rowe Price Inflation Focused Bond Fund, Inc.	70U8	REI	51-0593985	Maryland
T. Rowe Price Inflation Protected Bond Fund, Inc.	70N5	REI	13-4212528	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Large-Cap Core Growth Fund	70N7	REI	54-2127292	Maryland
T. Rowe Price Institutional Large-Cap Growth Fund	70K2	REI	26-0012517	Maryland
T. Rowe Price Institutional Large-Cap Value Fund	70H6	REI	52-2225944	Maryland
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	70F5	REI	52-1977811	Maryland
T. Rowe Price Institutional Small-Cap Stock Fund	70H5	REI	52-2225947	Maryland
T. Rowe Price Institutional U.S. Structured Research Fund	70V7	REI	26-1208724	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Core Plus Fund	70R8	REI	59-3787606	Maryland
T. Rowe Price Institutional Credit Opportunities Fund	70FA	REI	46-5105822	Maryland
T. Rowe Price Institutional Floating Rate Fund	70W0	REI	26-1633091	Maryland
T. Rowe Price Institutional Global Multi-Sector Bond Fund	70E8	REI	46-3548908	Maryland
T. Rowe Price Institutional High Yield Fund	70J2	REI	52-2273336	Maryland
T. Rowe Price Institutional Long Duration Credit Fund	70DW	REI	46-2495752	Maryland
T. Rowe Price International Funds, Inc., acting on behalf of its series:
T. Rowe Price Global High Income Bond Fund	70GD	REI	47-2410528	Maryland
T. Rowe Price Global Unconstrained Bond Fund	70GB	REI	47-2400835	Maryland
T. Rowe Price Media & Telecommunications Fund, Inc.	70A9	REI	52-1840883	Maryland
T. Rowe Price Mid-Cap Growth Fund, Inc.	7057	REI	52-1784828	Maryland
T. Rowe Price Mid-Cap Value Fund, Inc.	70F3	REI	52-1977812	Maryland
T. Rowe Price New America Growth Fund	7018	REI	52-1416752	Massachusetts
T. Rowe Price New Era Fund, Inc.	7002	REI	52-0888555	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price New Horizons Fund, Inc.	7001	REI	52-0791372	Maryland
T. Rowe Price New Income Fund, Inc.	7003	REI	52-0980581	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series:
T. Rowe Price Personal Strategy Balanced Fund	70D7	REI	52-1877339	Maryland
T. Rowe Price Personal Strategy Growth Fund	70D8	REI	52-1877335	Maryland
T. Rowe Price Personal Strategy Income Fund	70D6	REI	52-1877338	Maryland
T. Rowe Price Real Assets Fund, Inc.	70AP	REI	27-2494763	Maryland
T. Rowe Price Real Estate Fund, Inc.	70G7	REI	52-2070587	Maryland
T. Rowe Price Science & Technology Fund, Inc.	7030	REI	52-1533832	Maryland
T. Rowe Price Short-Term Bond Fund, Inc., acting on behalf of its series:	7013	REI	52-1332477	Maryland
T. Rowe Price Ultra Short-Term Bond Fund	70DH	REI	46-1176624	Maryland
T. Rowe Price Small-Cap Stock Fund, Inc.	7031	REI	23-1622210	Maryland
T. Rowe Price Small-Cap Value Fund, Inc.	7032	REI	52-1575325	Maryland
T. Rowe Price Strategic Income Fund, Inc.	70AF	REI	26-3635029	Maryland
T. Rowe Price Tax-Efficient Funds, Inc., acting on behalf of its series:
T. Rowe Price Tax-Efficient Equity Fund	70J4	REI	52-2294523	Maryland
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	70J1	REI	52-2273334	Maryland
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	70AH	REI	26-4824802	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series:
U.S. Treasury Intermediate Fund	7036	REI	52-1645712	Maryland
U.S. Treasury Long-Term Fund	7037	REI	52-1645711	Maryland
T. Rowe Price Value Fund, Inc.	70D9	REI	52-1892646	Maryland

FOURTH AMENDMENT TO AMENDED AND RESTATED

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN

THE T. ROWE PRICE FUNDS LISTED ON SCHEDULE B

AND

STATE STREET BANK AND TRUST COMPANY

 This Fourth Amendment (this “Amendment”) dated as of August 1, 2015 is between each T. Rowe Price Fund listed on Schedule B, on behalf of itself or, where noted on Schedule B, on behalf of its series, severally and not jointly (each, a “Fund” and collectively, the “Funds”), and State Street Bank and Trust Company, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”).

 Reference is made to the Amended and Restated Securities Lending Authorization Agreement dated January 30, 2012, as amended to date, between the Funds listed on Schedule B thereto, and State Street (the “Agreement”).

 WHEREAS, the Funds and State Street both desire to amend the Funds listed on Schedule B.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendment. Schedule B (Schedule of Funds) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached to this Amendment.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the legal right, power and authority to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; and (c) this Amendment constitutes a legal, valid, and binding obligation enforceable against it.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

6. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Fourth Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

Each Fund on behalf of itself or its Series (or multiple Series) listed on Schedule B, severally and not jointly

By: /s/ Catherine D. Mathews

Name: Catherine D. Mathews

Title: The Treasurer and authorized

representative of each fund

STATE STREET BANK AND TRUST COMPANY By: /s/Gino L. Timperio Name: Gino L. Timperio Title: Senior Managing Director

Schedule B

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Balanced Fund, Inc.	7047	REI	52-1725684	Maryland
T. Rowe Price Blue Chip Growth Fund, Inc.	70A6	REI	52-1827505	Maryland
T. Rowe Price Capital Appreciation Fund	7025	REI	52-1465786	Massachusetts
T. Rowe Price Capital Opportunity Fund, Inc.	70E1	REI	52-1905304	Maryland
T. Rowe Price Corporate Income Fund, Inc.	70E6	REI	52-1948055	Maryland
T. Rowe Price Credit Opportunities Fund, Inc.	70E9	REI	46-4901684	Maryland
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	70Q7	REI	42-1615933	Maryland
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	70G4	REI	52-2044216	Maryland
T. Rowe Price Dividend Growth Fund, Inc.	7081	REI	52-1805594	Maryland
T. Rowe Price Equity Income Fund	7019	REI	52-1424600	Massachusetts
T. Rowe Price Equity Series, Inc., acting on behalf of its series:
T. Rowe Price Blue Chip Growth Portfolio	70J6	REI	52-2294521	Maryland
T. Rowe Price Equity Income Portfolio	70D1	REI	52-1870104	Maryland
T. Rowe Price Equity Index 500 Portfolio	70J7	REI	52-2294520	Maryland
T. Rowe Price Health Sciences Portfolio	70J5	REI	52-2294522	Maryland
T. Rowe Price Mid-Cap Growth Portfolio	70F9	REI	52-2004815	Maryland
T. Rowe Price New America Growth Portfolio	70D2	REI	52-1870105	Maryland
T. Rowe Price Personal Strategy Balanced Portfolio	70E0	REI	52-1911314	Maryland
T. Rowe Price Financial Services Fund, Inc.	70F7	REI	52-2024849	Maryland
T. Rowe Price Fixed Income Series, Inc., acting on behalf of its series:
T. Rowe Price Limited-Term Bond Portfolio	70D4	REI	52-1874858	Maryland
T. Rowe Price Floating Rate Fund, Inc.	70BE	REI	36-4702048	Maryland
T. Rowe Price Global Allocation Fund, Inc.	70DX	REI	46-2412333	Maryland
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	70AF	REI	26-3635029	Maryland
T. Rowe Price Global Technology Fund, Inc.	70I2	REI	52-2279218	Maryland
T. Rowe Price GNMA Fund	7020	REI	52-1426953	Massachusetts
T. Rowe Price Growth & Income Fund, Inc.	7010	REI	52-1268241	Maryland
T. Rowe Price Growth Stock Fund, Inc.	7004	REI	52-0655816	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Health Sciences Fund, Inc.	70F1	REI	52-1952906	Maryland
T. Rowe Price High Yield Fund, Inc.	7016	REI	52-1371712	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series:
T. Rowe Price Equity Index 500 Fund	7041	REI	52-1674104	Maryland
T. Rowe Price Extended Equity Market Index Fund	70G8	REI	52-2077753	Maryland
T. Rowe Price Total Equity Market Index Fund	70G9	REI	52-2077756	Maryland
T. Rowe Price Inflation Focused Bond Fund, Inc.	70U8	REI	51-0593985	Maryland
T. Rowe Price Inflation Protected Bond Fund, Inc.	70N5	REI	13-4212528	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Large-Cap Core Growth Fund	70N7	REI	54-2127292	Maryland
T. Rowe Price Institutional Large-Cap Growth Fund	70K2	REI	26-0012517	Maryland
T. Rowe Price Institutional Large-Cap Value Fund	70H6	REI	52-2225944	Maryland
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	70F5	REI	52-1977811	Maryland
T. Rowe Price Institutional Small-Cap Stock Fund	70H5	REI	52-2225947	Maryland
T. Rowe Price Institutional U.S. Structured Research Fund	70V7	REI	26-1208724	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Core Plus Fund	70R8	REI	59-3787606	Maryland
T. Rowe Price Institutional Credit Opportunities Fund	70FA	REI	46-5105822	Maryland
T. Rowe Price Institutional Floating Rate Fund	70W0	REI	26-1633091	Maryland
T. Rowe Price Institutional Global Multi-Sector Bond Fund	70E8	REI	46-3548908	Maryland
T. Rowe Price Institutional High Yield Fund	70J2	REI	52-2273336	Maryland
T. Rowe Price Institutional Long Duration Credit Fund	70DW	REI	46-2495752	Maryland
T. Rowe Price International Funds, Inc., acting on behalf of its series:
T. Rowe Price Global High Income Bond Fund	70GD	REI	47-2410528	Maryland
T. Rowe Price Global Unconstrained Bond Fund	70GB	REI	47-2400835	Maryland
T. Rowe Price Media & Telecommunications Fund, Inc.	70A9	REI	52-1840883	Maryland
T. Rowe Price Mid-Cap Growth Fund, Inc.	7057	REI	52-1784828	Maryland
T. Rowe Price Mid-Cap Value Fund, Inc.	70F3	REI	52-1977812	Maryland
T. Rowe Price New America Growth Fund	7018	REI	52-1416752	Massachusetts
T. Rowe Price New Era Fund, Inc.	7002	REI	52-0888555	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price New Horizons Fund, Inc.	7001	REI	52-0791372	Maryland
T. Rowe Price New Income Fund, Inc.	7003	REI	52-0980581	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series:
T. Rowe Price Personal Strategy Balanced Fund	70D7	REI	52-1877339	Maryland
T. Rowe Price Personal Strategy Growth Fund	70D8	REI	52-1877335	Maryland
T. Rowe Price Personal Strategy Income Fund	70D6	REI	52-1877338	Maryland
T. Rowe Price Real Assets Fund, Inc.	70AP	REI	27-2494763	Maryland
T. Rowe Price Real Estate Fund, Inc.	70G7	REI	52-2070587	Maryland
T. Rowe Price Science & Technology Fund, Inc.	7030	REI	52-1533832	Maryland
T. Rowe Price Short-Term Bond Fund, Inc., acting on behalf of its series:	7013	REI	52-1332477	Maryland
T. Rowe Price Ultra Short-Term Bond Fund	70DH	REI	46-1176624	Maryland
T. Rowe Price Small-Cap Stock Fund, Inc.	7031	REI	23-1622210	Maryland
T. Rowe Price Small-Cap Value Fund, Inc.	7032	REI	52-1575325	Maryland
T. Rowe Price Tax-Efficient Funds, Inc., acting on behalf of its series:
T. Rowe Price Tax-Efficient Equity Fund	70J4	REI	52-2294523	Maryland
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	70J1	REI	52-2273334	Maryland
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	70AH	REI	26-4824802	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series:
U.S. Treasury Intermediate Fund	7036	REI	52-1645712	Maryland
U.S. Treasury Long-Term Fund	7037	REI	52-1645711	Maryland
T. Rowe Price Value Fund, Inc.	70D9	REI	52-1892646	Maryland

FIFTH AMENDMENT TO AMENDED AND RESTATED

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN

THE T. ROWE PRICE FUNDS LISTED ON SCHEDULE B

AND

STATE STREET BANK AND TRUST COMPANY

 This Fifth Amendment (this “Amendment”) dated as of October 27, 2015 is between each T. Rowe Price Fund listed on Schedule B, on behalf of itself or, where noted on Schedule B, on behalf of its series, severally and not jointly (each, a “Fund” and collectively, the “Funds”), and State Street Bank and Trust Company, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”).

 Reference is made to the Amended and Restated Securities Lending Authorization Agreement dated January 30, 2012, as amended to date, between the Funds listed on Schedule B thereto, and State Street (the “Agreement”).

 WHEREAS, the Funds and State Street both desire to amend the Funds listed on Schedule B.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendment. Schedule B (Schedule of Funds) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached to this Amendment.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the legal right, power and authority to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; and (c) this Amendment constitutes a legal, valid, and binding obligation enforceable against it.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

6. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Fifth Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

Each Fund on behalf of itself or its Series (or multiple Series) listed on Schedule B, severally and not jointly

By: /s/ Catherine D. Mathews

Name: Catherine D. Mathews

Title: The Treasurer and authorized

representative of each fund

STATE STREET BANK AND TRUST COMPANY By: /s/Doug Brown Name: Doug Brown Title: Senior Managing Director

Schedule B

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Balanced Fund, Inc.	7047	REI	52-1725684	Maryland
T. Rowe Price Blue Chip Growth Fund, Inc.	70A6	REI	52-1827505	Maryland
T. Rowe Price Capital Appreciation Fund	7025	REI	52-1465786	Massachusetts
T. Rowe Price Capital Opportunity Fund, Inc.	70E1	REI	52-1905304	Maryland
T. Rowe Price Corporate Income Fund, Inc.	70E6	REI	52-1948055	Maryland
T. Rowe Price Credit Opportunities Fund, Inc.	70E9	REI	46-4901684	Maryland
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	70Q7	REI	42-1615933	Maryland
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	70G4	REI	52-2044216	Maryland
T. Rowe Price Dividend Growth Fund, Inc.	7081	REI	52-1805594	Maryland
T. Rowe Price Equity Income Fund	7019	REI	52-1424600	Massachusetts
T. Rowe Price Equity Series, Inc., acting on behalf of its series:
T. Rowe Price Blue Chip Growth Portfolio	70J6	REI	52-2294521	Maryland
T. Rowe Price Equity Income Portfolio	70D1	REI	52-1870104	Maryland
T. Rowe Price Equity Index 500 Portfolio	70J7	REI	52-2294520	Maryland
T. Rowe Price Health Sciences Portfolio	70J5	REI	52-2294522	Maryland
T. Rowe Price Mid-Cap Growth Portfolio	70F9	REI	52-2004815	Maryland
T. Rowe Price New America Growth Portfolio	70D2	REI	52-1870105	Maryland
T. Rowe Price Personal Strategy Balanced Portfolio	70E0	REI	52-1911314	Maryland
T. Rowe Price Financial Services Fund, Inc.	70F7	REI	52-2024849	Maryland
T. Rowe Price Fixed Income Series, Inc., acting on behalf of its series:
T. Rowe Price Limited-Term Bond Portfolio	70D4	REI	52-1874858	Maryland
T. Rowe Price Floating Rate Fund, Inc.	70BE	REI	36-4702048	Maryland
T. Rowe Price Global Allocation Fund, Inc.	70DX	REI	46-2412333	Maryland
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	70AF	REI	26-3635029	Maryland
T. Rowe Price Global Technology Fund, Inc.	70I2	REI	52-2279218	Maryland
T. Rowe Price GNMA Fund	7020	REI	52-1426953	Massachusetts
T. Rowe Price Growth & Income Fund, Inc.	7010	REI	52-1268241	Maryland
T. Rowe Price Growth Stock Fund, Inc.	7004	REI	52-0655816	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Health Sciences Fund, Inc.	70F1	REI	52-1952906	Maryland
T. Rowe Price High Yield Fund, Inc.	7016	REI	52-1371712	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series:
T. Rowe Price Equity Index 500 Fund	7041	REI	52-1674104	Maryland
T. Rowe Price Extended Equity Market Index Fund	70G8	REI	52-2077753	Maryland
T. Rowe Price Mid-Cap Index Fund	70HE	REI	47-4924831	Maryland
T. Rowe Price Small-Cap Index Fund	70HF	REI	47-4938474	Maryland
T. Rowe Price Total Equity Market Index Fund	70G9	REI	52-2077756	Maryland
T. Rowe Price Inflation Protected Bond Fund, Inc.	70N5	REI	13-4212528	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Large-Cap Core Growth Fund	70N7	REI	54-2127292	Maryland
T. Rowe Price Institutional Large-Cap Growth Fund	70K2	REI	26-0012517	Maryland
T. Rowe Price Institutional Large-Cap Value Fund	70H6	REI	52-2225944	Maryland
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	70F5	REI	52-1977811	Maryland
T. Rowe Price Institutional Small-Cap Stock Fund	70H5	REI	52-2225947	Maryland
T. Rowe Price Institutional U.S. Structured Research Fund	70V7	REI	26-1208724	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Core Plus Fund	70R8	REI	59-3787606	Maryland
T. Rowe Price Institutional Credit Opportunities Fund	70FA	REI	46-5105822	Maryland
T. Rowe Price Institutional Floating Rate Fund	70W0	REI	26-1633091	Maryland
T. Rowe Price Institutional Global Multi-Sector Bond Fund	70E8	REI	46-3548908	Maryland
T. Rowe Price Institutional High Yield Fund	70J2	REI	52-2273336	Maryland
T. Rowe Price Institutional Long Duration Credit Fund	70DW	REI	46-2495752	Maryland
T. Rowe Price International Funds, Inc., acting on behalf of its series:
T. Rowe Price Global High Income Bond Fund	70GD	REI	47-2410528	Maryland
T. Rowe Price Global Unconstrained Bond Fund	70GB	REI	47-2400835	Maryland
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	70U8	REI	51-0593985	Maryland
T. Rowe Price Media & Telecommunications Fund, Inc.	70A9	REI	52-1840883	Maryland
T. Rowe Price Mid-Cap Growth Fund, Inc.	7057	REI	52-1784828	Maryland
T. Rowe Price Mid-Cap Value Fund, Inc.	70F3	REI	52-1977812	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price New America Growth Fund	7018	REI	52-1416752	Massachusetts
T. Rowe Price New Era Fund, Inc.	7002	REI	52-0888555	Maryland
T. Rowe Price New Horizons Fund, Inc.	7001	REI	52-0791372	Maryland
T. Rowe Price New Income Fund, Inc.	7003	REI	52-0980581	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series:
T. Rowe Price Personal Strategy Balanced Fund	70D7	REI	52-1877339	Maryland
T. Rowe Price Personal Strategy Growth Fund	70D8	REI	52-1877335	Maryland
T. Rowe Price Personal Strategy Income Fund	70D6	REI	52-1877338	Maryland
T. Rowe Price Real Assets Fund, Inc.	70AP	REI	27-2494763	Maryland
T. Rowe Price Real Estate Fund, Inc.	70G7	REI	52-2070587	Maryland
T. Rowe Price Science & Technology Fund, Inc.	7030	REI	52-1533832	Maryland
T. Rowe Price Short-Term Bond Fund, Inc., acting on behalf of its series:	7013	REI	52-1332477	Maryland
T. Rowe Price Ultra Short-Term Bond Fund	70DH	REI	46-1176624	Maryland
T. Rowe Price Small-Cap Stock Fund, Inc.	7031	REI	23-1622210	Maryland
T. Rowe Price Small-Cap Value Fund, Inc.	7032	REI	52-1575325	Maryland
T. Rowe Price Tax-Efficient Funds, Inc., acting on behalf of its series:
T. Rowe Price Tax-Efficient Equity Fund	70J4	REI	52-2294523	Maryland
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	70J1	REI	52-2273334	Maryland
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	70AH	REI	26-4824802	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series:
U.S. Treasury Intermediate Fund	7036	REI	52-1645712	Maryland
U.S. Treasury Long-Term Fund	7037	REI	52-1645711	Maryland
T. Rowe Price Value Fund, Inc.	70D9	REI	52-1892646	Maryland

SIXTH AMENDMENT TO AMENDED AND RESTATED

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN

THE T. ROWE PRICE FUNDS LISTED ON SCHEDULE B

AND

STATE STREET BANK AND TRUST COMPANY

 This Sixth Amendment (this “Amendment”) dated as of February 23, 2016 is between each T. Rowe Price Fund listed on Schedule B, on behalf of itself or, where noted on Schedule B, on behalf of its series, severally and not jointly (each, a “Fund” and collectively, the “Funds”), and State Street Bank and Trust Company, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”).

 Reference is made to the Amended and Restated Securities Lending Authorization Agreement dated January 30, 2012, as amended to date, between the Funds listed on Schedule B thereto, and State Street (the “Agreement”).

 WHEREAS, the Funds and State Street both desire to amend the Funds listed on Schedule B.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendment. Schedule B (Schedule of Funds) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached to this Amendment.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the legal right, power and authority to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; and (c) this Amendment constitutes a legal, valid, and binding obligation enforceable against it.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

6. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Sixth Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

Each Fund on behalf of itself or its Series (or multiple Series) listed on Schedule B, severally and not jointly

By: /s/ Catherine D. Mathews

Name: Catherine D. Mathews

Title: The Treasurer and authorized

representative of each fund

STATE STREET BANK AND TRUST COMPANY By: /s/ Gino L. Timperio Name: Gino L. Timperio Title: Senior Managing Director

Schedule B

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Balanced Fund, Inc.	7047	REI	52-1725684	Maryland
T. Rowe Price Blue Chip Growth Fund, Inc.	70A6	REI	52-1827505	Maryland
T. Rowe Price Capital Appreciation Fund	7025	REI	52-1465786	Massachusetts
T. Rowe Price Capital Opportunity Fund, Inc.	70E1	REI	52-1905304	Maryland
T. Rowe Price Corporate Income Fund, Inc.	70E6	REI	52-1948055	Maryland
T. Rowe Price Credit Opportunities Fund, Inc.	70E9	REI	46-4901684	Maryland
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	70Q7	REI	42-1615933	Maryland
T. Rowe Price Dividend Growth Fund, Inc.	7081	REI	52-1805594	Maryland
T. Rowe Price Equity Income Fund	7019	REI	52-1424600	Massachusetts
T. Rowe Price Equity Series, Inc., acting on behalf of its series:
T. Rowe Price Blue Chip Growth Portfolio	70J6	REI	52-2294521	Maryland
T. Rowe Price Equity Income Portfolio	70D1	REI	52-1870104	Maryland
T. Rowe Price Equity Index 500 Portfolio	70J7	REI	52-2294520	Maryland
T. Rowe Price Health Sciences Portfolio	70J5	REI	52-2294522	Maryland
T. Rowe Price Mid-Cap Growth Portfolio	70F9	REI	52-2004815	Maryland
T. Rowe Price New America Growth Portfolio	70D2	REI	52-1870105	Maryland
T. Rowe Price Personal Strategy Balanced Portfolio	70E0	REI	52-1911314	Maryland
T. Rowe Price Financial Services Fund, Inc.	70F7	REI	52-2024849	Maryland
T. Rowe Price Fixed Income Series, Inc., acting on behalf of its series:
T. Rowe Price Limited-Term Bond Portfolio	70D4	REI	52-1874858	Maryland
T. Rowe Price Floating Rate Fund, Inc.	70BE	REI	36-4702048	Maryland
T. Rowe Price Global Allocation Fund, Inc.	70DX	REI	46-2412333	Maryland
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	70AF	REI	26-3635029	Maryland
T. Rowe Price Global Technology Fund, Inc.	70I2	REI	52-2279218	Maryland
T. Rowe Price GNMA Fund	7020	REI	52-1426953	Massachusetts
T. Rowe Price Growth & Income Fund, Inc.	7010	REI	52-1268241	Maryland
T. Rowe Price Growth Stock Fund, Inc.	7004	REI	52-0655816	Maryland
T. Rowe Price Health Sciences Fund, Inc.	70F1	REI	52-1952906	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price High Yield Fund, Inc.	7016	REI	52-1371712	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series:
T. Rowe Price Equity Index 500 Fund	7041	REI	52-1674104	Maryland
T. Rowe Price Extended Equity Market Index Fund	70G8	REI	52-2077753	Maryland
T. Rowe Price Mid-Cap Index Fund	70HE	REI	47-4924831	Maryland
T. Rowe Price Small-Cap Index Fund	70HF	REI	47-4938474	Maryland
T. Rowe Price Total Equity Market Index Fund	70G9	REI	52-2077756	Maryland
T. Rowe Price Inflation Protected Bond Fund, Inc.	70N5	REI	13-4212528	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Large-Cap Core Growth Fund	70N7	REI	54-2127292	Maryland
T. Rowe Price Institutional Large-Cap Growth Fund	70K2	REI	26-0012517	Maryland
T. Rowe Price Institutional Large-Cap Value Fund	70H6	REI	52-2225944	Maryland
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	70F5	REI	52-1977811	Maryland
T. Rowe Price Institutional Small-Cap Stock Fund	70H5	REI	52-2225947	Maryland
T. Rowe Price Institutional U.S. Structured Research Fund	70V7	REI	26-1208724	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Core Plus Fund	70R8	REI	59-3787606	Maryland
T. Rowe Price Institutional Credit Opportunities Fund	70FA	REI	46-5105822	Maryland
T. Rowe Price Institutional Floating Rate Fund	70W0	REI	26-1633091	Maryland
T. Rowe Price Institutional Global Multi-Sector Bond Fund	70E8	REI	46-3548908	Maryland
T. Rowe Price Institutional High Yield Fund	70J2	REI	52-2273336	Maryland
T. Rowe Price Institutional Long Duration Credit Fund	70DW	REI	46-2495752	Maryland
T. Rowe Price International Funds, Inc., acting on behalf of its series:
T. Rowe Price Global High Income Bond Fund	70GD	REI	47-2410528	Maryland
T. Rowe Price Global Unconstrained Bond Fund	70GB	REI	47-2400835	Maryland
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	70U8	REI	51-0593985	Maryland
T. Rowe Price Media & Telecommunications Fund, Inc.	70A9	REI	52-1840883	Maryland
T. Rowe Price Mid-Cap Growth Fund, Inc.	7057	REI	52-1784828	Maryland
T. Rowe Price Mid-Cap Value Fund, Inc.	70F3	REI	52-1977812	Maryland
T. Rowe Price New America Growth Fund	7018	REI	52-1416752	Massachusetts

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price New Era Fund, Inc.	7002	REI	52-0888555	Maryland
T. Rowe Price New Horizons Fund, Inc.	7001	REI	52-0791372	Maryland
T. Rowe Price New Income Fund, Inc.	7003	REI	52-0980581	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series:
T. Rowe Price Personal Strategy Balanced Fund	70D7	REI	52-1877339	Maryland
T. Rowe Price Personal Strategy Growth Fund	70D8	REI	52-1877335	Maryland
T. Rowe Price Personal Strategy Income Fund	70D6	REI	52-1877338	Maryland
T. Rowe Price Quantitative Management Funds, Inc., acting on behalf of its series:
T. Rowe Price QM Global Equity Fund	70HM	REI	81-1310771	Maryland
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	70G4	REI	52-2044216	Maryland
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	70HL	REI	81-1263630	Maryland
T. Rowe Price QM U.S. Value Equity Fund	70HJ	REI	81-1279306	Maryland
T. Rowe Price Real Assets Fund, Inc.	70AP	REI	27-2494763	Maryland
T. Rowe Price Real Estate Fund, Inc.	70G7	REI	52-2070587	Maryland
T. Rowe Price Science & Technology Fund, Inc.	7030	REI	52-1533832	Maryland
T. Rowe Price Short-Term Bond Fund, Inc., acting on behalf of its series:	7013	REI	52-1332477	Maryland
T. Rowe Price Ultra Short-Term Bond Fund	70DH	REI	46-1176624	Maryland
T. Rowe Price Small-Cap Stock Fund, Inc.	7031	REI	23-1622210	Maryland
T. Rowe Price Small-Cap Value Fund, Inc.	7032	REI	52-1575325	Maryland
T. Rowe Price Tax-Efficient Funds, Inc., acting on behalf of its series:
T. Rowe Price Tax-Efficient Equity Fund	70J4	REI	52-2294523	Maryland
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	70J1	REI	52-2273334	Maryland
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	70AH	REI	26-4824802	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series:
U.S. Treasury Intermediate Fund	7036	REI	52-1645712	Maryland
U.S. Treasury Long-Term Fund	7037	REI	52-1645711	Maryland
T. Rowe Price Value Fund, Inc.	70D9	REI	52-1892646	Maryland

SEVENTH AMENDMENT TO AMENDED AND RESTATED

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN

THE T. ROWE PRICE FUNDS LISTED ON SCHEDULE B

AND

STATE STREET BANK AND TRUST COMPANY

 This Seventh Amendment (this “Amendment”) dated as of June 1, 2017 is between each T. Rowe Price Fund listed on Schedule B, on behalf of itself or, where noted on Schedule B, on behalf of its series, severally and not jointly (each, a “Fund” and collectively, the “Funds”), and State Street Bank and Trust Company, acting either directly or through any affiliates or subsidiaries (collectively, “State Street”).

 Reference is made to the Amended and Restated Securities Lending Authorization Agreement dated January 30, 2012, as amended to date, between the Funds listed on Schedule B thereto, and State Street (the “Agreement”).

 WHEREAS, the Funds and State Street both desire to amend the Funds listed on Schedule B.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendment. Schedule B (Schedule of Funds) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached to this Amendment.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the legal right, power and authority to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; and (c) this Amendment constitutes a legal, valid, and binding obligation enforceable against it.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

6. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Seventh Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

Each Fund on behalf of itself or its Series (or multiple Series) listed on Schedule B, severally and not jointly

By: /s/ Catherine D. Mathews

Name: Catherine D. Mathews

Title: The Treasurer and authorized

representative of each fund

STATE STREET BANK AND TRUST COMPANY By: /s/ Gino L. Timperio Name: Gino L. Timperio Title: Senior Managing Director

Schedule B

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Balanced Fund, Inc.	7047	REI	52-1725684	Maryland
T. Rowe Price Blue Chip Growth Fund, Inc.	70A6	REI	52-1827505	Maryland
T. Rowe Price Capital Appreciation Fund	7025	REI	52-1465786	Massachusetts
T. Rowe Price Capital Opportunity Fund, Inc.	70E1	REI	52-1905304	Maryland
T. Rowe Price Corporate Income Fund, Inc.	70E6	REI	52-1948055	Maryland
T. Rowe Price Credit Opportunities Fund, Inc.	70E9	REI	46-4901684	Maryland
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	70Q7	REI	42-1615933	Maryland
T. Rowe Price Dividend Growth Fund, Inc.	7081	REI	52-1805594	Maryland
T. Rowe Price Equity Income Fund	7019	REI	52-1424600	Massachusetts
T. Rowe Price Equity Series, Inc., acting on behalf of its series:
T. Rowe Price Blue Chip Growth Portfolio	70J6	REI	52-2294521	Maryland
T. Rowe Price Equity Income Portfolio	70D1	REI	52-1870104	Maryland
T. Rowe Price Equity Index 500 Portfolio	70J7	REI	52-2294520	Maryland
T. Rowe Price Health Sciences Portfolio	70J5	REI	52-2294522	Maryland
T. Rowe Price Mid-Cap Growth Portfolio	70F9	REI	52-2004815	Maryland
T. Rowe Price New America Growth Portfolio	70D2	REI	52-1870105	Maryland
T. Rowe Price Personal Strategy Balanced Portfolio	70E0	REI	52-1911314	Maryland
T. Rowe Price Financial Services Fund, Inc.	70F7	REI	52-2024849	Maryland
T. Rowe Price Fixed Income Series, Inc., acting on behalf of its series:
T. Rowe Price Limited-Term Bond Portfolio	70D4	REI	52-1874858	Maryland
T. Rowe Price Floating Rate Fund, Inc.	70BE	REI	36-4702048	Maryland
T. Rowe Price Global Allocation Fund, Inc.	70DX	REI	46-2412333	Maryland
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	70AF	REI	26-3635029	Maryland
T. Rowe Price Global Technology Fund, Inc.	70I2	REI	52-2279218	Maryland
T. Rowe Price GNMA Fund	7020	REI	52-1426953	Massachusetts
T. Rowe Price Growth & Income Fund, Inc.	7010	REI	52-1268241	Maryland
T. Rowe Price Growth Stock Fund, Inc.	7004	REI	52-0655816	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Health Sciences Fund, Inc.	70F1	REI	52-1952906	Maryland
T. Rowe Price High Yield Fund, Inc.	7016	REI	52-1371712	Maryland
T. Rowe Price U.S. High Yield Fund	70KA	REI	46-1990953	Maryland
T. Rowe Price Index Trust, Inc., acting on behalf of its series:
T. Rowe Price Equity Index 500 Fund	7041	REI	52-1674104	Maryland
T. Rowe Price Extended Equity Market Index Fund	70G8	REI	52-2077753	Maryland
T. Rowe Price Mid-Cap Index Fund	70HE	REI	47-4924831	Maryland
T. Rowe Price Small-Cap Index Fund	70HF	REI	47-4938474	Maryland
T. Rowe Price Total Equity Market Index Fund	70G9	REI	52-2077756	Maryland
T. Rowe Price Inflation Protected Bond Fund, Inc.	70N5	REI	13-4212528	Maryland
T. Rowe Price Institutional Equity Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Large-Cap Core Growth Fund	70N7	REI	54-2127292	Maryland
T. Rowe Price Institutional Large-Cap Growth Fund	70K2	REI	26-0012517	Maryland
T. Rowe Price Institutional Large-Cap Value Fund	70H6	REI	52-2225944	Maryland
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	70F5	REI	52-1977811	Maryland
T. Rowe Price Institutional Small-Cap Stock Fund	70H5	REI	52-2225947	Maryland
T. Rowe Price Institutional U.S. Structured Research Fund	70V7	REI	26-1208724	Maryland
T. Rowe Price Institutional Income Funds, Inc., acting on behalf of its series:
T. Rowe Price Institutional Core Plus Fund	70R8	REI	59-3787606	Maryland
T. Rowe Price Institutional Credit Opportunities Fund	70FA	REI	46-5105822	Maryland
T. Rowe Price Institutional Floating Rate Fund	70W0	REI	26-1633091	Maryland
T. Rowe Price Institutional Global Multi-Sector Bond Fund	70E8	REI	46-3548908	Maryland
T. Rowe Price Institutional High Yield Fund	70J2	REI	52-2273336	Maryland
T. Rowe Price Institutional Long Duration Credit Fund	70DW	REI	46-2495752	Maryland
T. Rowe Price International Funds, Inc., acting on behalf of its series:
T. Rowe Price Dynamic Global Bond Fund	70GB	REI	47-2400835	Maryland
T. Rowe Price Global High Income Bond Fund	70GD	REI	47-2410528	Maryland
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	70U8	REI	51-0593985	Maryland
T. Rowe Price Media & Telecommunications Fund, Inc.	70A9	REI	52-1840883	Maryland
T. Rowe Price Mid-Cap Growth Fund, Inc.	7057	REI	52-1784828	Maryland

Fund and where applicable, its Series	State Street Bank Account No. for Fund, or where applicable, its Series	Instructions for Investment of Collateral for Fund, or where applicable, its Series	Tax Identification Number of Fund (or where applicable, its Series)	Jurisdiction of Organization of Fund
T. Rowe Price Mid-Cap Value Fund, Inc.	70F3	REI	52-1977812	Maryland
T. Rowe Price New America Growth Fund	7018	REI	52-1416752	Massachusetts
T. Rowe Price New Era Fund, Inc.	7002	REI	52-0888555	Maryland
T. Rowe Price New Horizons Fund, Inc.	7001	REI	52-0791372	Maryland
T. Rowe Price New Income Fund, Inc.	7003	REI	52-0980581	Maryland
T. Rowe Price Personal Strategy Funds, Inc., acting on behalf of its series:
T. Rowe Price Personal Strategy Balanced Fund	70D7	REI	52-1877339	Maryland
T. Rowe Price Personal Strategy Growth Fund	70D8	REI	52-1877335	Maryland
T. Rowe Price Personal Strategy Income Fund	70D6	REI	52-1877338	Maryland
T. Rowe Price Quantitative Management Funds, Inc., acting on behalf of its series:
T. Rowe Price QM Global Equity Fund	70HM	REI	81-1310771	Maryland
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	70G4	REI	52-2044216	Maryland
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	70HL	REI	81-1263630	Maryland
T. Rowe Price QM U.S. Value Equity Fund	70HJ	REI	81-1279306	Maryland
T. Rowe Price Real Assets Fund, Inc.	70AP	REI	27-2494763	Maryland
T. Rowe Price Real Estate Fund, Inc.	70G7	REI	52-2070587	Maryland
T. Rowe Price Science & Technology Fund, Inc.	7030	REI	52-1533832	Maryland
T. Rowe Price Short-Term Bond Fund, Inc., acting on behalf of its series:	7013	REI	52-1332477	Maryland
T. Rowe Price Ultra Short-Term Bond Fund	70DH	REI	46-1176624	Maryland
T. Rowe Price Small-Cap Stock Fund, Inc.	7031	REI	23-1622210	Maryland
T. Rowe Price Small-Cap Value Fund, Inc.	7032	REI	52-1575325	Maryland
T. Rowe Price Tax-Efficient Funds, Inc., acting on behalf of its series:
T. Rowe Price Tax-Efficient Equity Fund	70J4	REI	52-2294523	Maryland
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	70J1	REI	52-2273334	Maryland
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	70AH	REI	26-4824802	Maryland
T. Rowe Price U.S. Treasury Funds, Inc., acting on behalf of its series:
U.S. Treasury Intermediate Fund	7036	REI	52-1645712	Maryland
U.S. Treasury Long-Term Fund	7037	REI	52-1645711	Maryland
T. Rowe Price Value Fund, Inc.	70D9	REI	52-1892646	Maryland